PROSPECTUS

July 5, 2006
(as Supplemented August 11, 2006)

Monteagle Quality Growth Fund

The Securities and Exchange Commission has not approved or
disapproved the Fund’s shares or determined whether this
prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	1
PERFORMANCE	2
FEE TABLE	4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	5
MANAGEMENT	6
YOUR ACCOUNT	10
GENERAL INFORMATION	10
BUYING SHARES	11
SELLING SHARES	14
EXCHANGE PRIVILEGES	16
OTHER INFORMATION	18
FINANCIAL HIGHLIGHTS	19
NOTICE OF PRIVACY POLICIES AND PROCEDURES	INSIDE BACK COVER
FOR MORE INFORMATION	BACK COVER
TYPES OF INFORMATION	BACK COVER
WHERE YOU CAN GET THIS INFORMATION	BACK COVER

i

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

Growth Investing means to invest in stocks of companies that have exhibited faster than average earnings growth over the past few years and are expected to continue to show high levels of profit growth.

Common Stock is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

Market Capitalization of a company means the value of the company’s common stock in the stock market.

Investment Goal

Long-term capital appreciation. The fund will provide at least sixty (60) days notice before changing this policy.

Principal Investment Strategy

Monteagle Quality Growth Fund (the “Fund”) uses a “growth investing” style by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

▪	The stock market goes down

▪	The stock market continues to undervalue the stocks in the Fund’s portfolio

▪	The sub-adviser’s judgment as to the value of a stock proves to be wrong

▪	The Fund’s particular investment style falls out of favor with the market

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

▪	You are willing to tolerate significant changes in the value of your investment
▪	You are pursuing a long-term goal
▪	You are willing to accept higher short-term risk

The Fund may not be appropriate for you if:

▪	You want an investment that pursues market trends or focuses only on particular sectors or industries
▪	You need regular income or stability of principal
▪	You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Monteagle Quality Growth Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

During the period shown in the chart, the highest quarterly return was 16.32% (for the quarter ended December 1999) and the lowest return was -15.20% (for the quarter ended March 2001). The year-to-date (01/01/06-06/30/06) performance was -1.77%.

The following table compares the Fund’s average annual total returns as of December 31, 2005, to the S&P 500 Index and the Russell 1000 Growth Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax. We did not take into consideration state or local income taxes. In certain cases the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

	1 Year	5 Year	Since Inception(1)
Monteagle Quality Growth Fund (4)
Return Before Taxes	2.77%	-3.01%	2.58%
Return After Taxes on Distributions	2.77%	-3.04%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	-2.55%	1.57%
S&P 500 Index (2)
(reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	3.29%
Russell 1000 Growth Index (3)
(reflects no deduction for fees, expenses or taxes)	5.26%	-3.58%	0.57%

(1)	Since March 30, 1998.
(2)
The S&P 500 Index is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the sub-adviser believes that the S&P 500 Index more accurately represents the Fund’s industry diversification, capitalization range and risk characteristics.

(3)	The Russell 1000 Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in the index.
(4)	Reflects the return from March 30, 1998 to December 31, 2005 when Monteagle Quality Growth Fund was the Memorial Large Cap Growth Fund.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

FEE TABLE

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	1.20%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.02%

Total Annual Fund Operating Expenses	1.22%

¹	Management fees include all investment advisory, custodial, administrative and other services.
[2]
Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund’s operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies. For purposes of this policy, assets means net assets plus borrowings for investment purposes. This policy will not be changed without 60 days’ prior written notice to shareholders. The Fund only invests in companies having a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

The Fund invests in the securities of issuers that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the sub-adviser’s opinion, generally unrecognized or misperceived by the market. The sub-adviser may also look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company’s share price and takeover/asset value.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. In addition to the specific risks outlined above, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of the issuer’s worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in “growth” stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION.  In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

MANAGEMENT

The business of Monteagle Funds (the “Trust”) and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information (“SAI”).

Adviser

Parkway Advisors, L.P. (“Parkway Advisors” or “Adviser”), 6550 Directors Parkway, Abilene, Texas 79606, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $580 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for management of operations, portfolios and oversight of the sub-advisers.

In this capacity, Parkway Advisors advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to Davis Hamilton Jackson & Associates, L.P. The Adviser is paid based on the following average daily net asset rate schedule:

Fund Assets	Fee Cap
$1 - $25 million	1.200%
$25,000,001 to $50 million	1.115%
$50,000,001 to $100 million	0.975%
Over $100 million	0.875%

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses.

Sub-adviser / Portfolio Manager

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Davis Hamilton Jackson & Associates, L.P. (“DHJA”), under which DHJA serves as the Fund’s sub-adviser. The Adviser has retained DHJA to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager’s business experience and educational background follow:

DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. (“DHJA”) at 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010, manages the portfolio of Monteagle Quality Growth Fund and has since 03/98. DHJA currently manages over $4.1 billion for institutions and high net worth individuals and invests primarily in domestic equity securities. Mr. Robert C. Davis is the Fund’s portfolio manager. Mr. Davis is a co-founder, principal and member of the executive committee of DHJA which was formed in 1988. He has been in portfolio management since 1969. Mr. Davis received his B.A. and M.A. in Economics from the University of Texas at Arlington. In 1969, he joined Texas American Investment Services where he became an investment manager and trust officer. He subsequently spent four years with the institutional division of Shearson/Hammill and First International Investment Co. In 1976 he joined Citicorp Investment Management, Inc. where he began as a senior portfolio manager. Mr. Davis became President and Managing Director of Citicorp Investment Management, Inc. He left in 1987 when he joined the regional institutional brokerage firm of Lovett Mitchell Webb & Garrison as Director of Research. In 1988 he left Lovett Mitchell Webb & Garrison to form Davis Hamilton, Inc. which became Davis Hamilton Jackson & Associates, Inc. which became DHJA.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Mr. Davis is a Chartered Financial Analyst, Chartered Investment Counselor and a member of the CFA Institute and the Houston Society of Financial Analysts.

Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund’s management and sub-advisory agreements. The Statement of Additional Information supplements this prospectus. It provides additional information about the Adviser, investment manager, and any portfolio managers: compensation, other accounts they manage, their respective ownership of Fund shares.

The Sub-Advisory Agreement between the Trust, the Adviser and DHJA was approved by shareholders on November 29, 2002, and subsequent continuations were approved by the Board. On January 30, 2006, the Board approved a new Sub-Advisory Agreement subject to the reorganization. For its services, DHJA will receive an advisory fee from the Adviser at an annual rate of 0.30% of the Fund’s average daily net assets.

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers’ fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002 change in investment advisers, the Trust could no longer utilize the exemptive order specific to the previous Adviser. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the “Distributor”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (“CMFS”), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The fees and other charges (except for any extraordinary expenses) associated with the Service Providers are paid by the Adviser.

Fund Expenses

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund’s expenses are capped at the levels in which it pays the Adviser (outlined above). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. The Fund’s expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses - including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

YOUR ACCOUNT

HOW TO CONTACT THE FUND

Write to us at:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Overnight Address:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Distributor:
Citco Mutual Fund Distributors, Inc. 83 General Warren Blvd, Suite 200
Malvern, Pennsylvania 19355

Telephone us Toll-Free at:
(888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank NA
ABA #031201467
F/C Citco Mutual Fund Distributors, Inc.
For Credit to:
Account #2000021334711
For Further Credit to:
The Monteagle Funds -
Quality Growth Equity Fund
(Your Name)
(Your Account Number)

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available or reliable, the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio security is principally traded closes

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). The NAV may be different if fair value is utilized rather than using market quotations.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS.  All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

•
Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Monteagle Funds” or to one or more owners of the account and endorsed to “Monteagle Funds.” For all other accounts, the check must be made payable on its face to “Monteagle Funds.” No other method of check payment is acceptable (for instance, you may not pay by travelers check).

•
Purchases by Automated Clearing House (“ACH”). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

•	Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

•
IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRAs). Please call Citco Mutual Fund Services, Inc. (the “Transfer Agent”) at (888) 263-5593 for details. The Transfer Agent will charge $25 against a shareholder’s account for any check returned for insufficient funds.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	• Submit a Corporate/Organization Resolution form or similar document.

Trusts	• The trust must be established before an account can be opened. • Provide a certified trust document, or the pages from the trust document that identify the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account
By Check

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Mail us your application (and resolution form) and a check
By Check • Fill out an investment slip from a confirmation statement or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

How to Open an Account	How to Add to Your Account
By Wire

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Instruct your bank to wire your money to us
By Wire • Call to notify us of your incoming wire • Instruct your bank to wire your money to us

By ACH Payment

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Make an ACH payment
By Systematic Investment • Complete the Systematic Investment section of the application • Attach a voided check to your application • Mail us the completed application and the voided check

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

CANCELLED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

How to Sell Shares from Your Account

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The Fund name
➢ The dollar amount or number of shares you want to sell
➢ How and where to send your proceeds
•     Obtain a signature guarantee (if required)
•     Obtain other documentation (if required)
•     Mail us your request and documentation

By Wire
•     Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more
•     Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) OR
•     Mail us your request (See “By Mail”)

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which the account is registered
➢ Additional form of identification
•     Your proceeds will be:
➢ Mailed to you OR
➢ Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

How to Sell Shares from Your Account

Systematically • Complete the systematic withdrawal section of the application • Attach a voided check to your application • Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS.  To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record
•	Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours
•	Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

SMALL ACCOUNTS.  If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account’s market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount requested is large enough to affect the Fund’s operations (for example, if it represents more than 1 percent of the Fund’s assets).

LOST ACCOUNTS.  The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of Monteagle Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

How to Exchange

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The names of the funds you are exchanging
➢ The dollar amount or number of shares you want to sell (and exchange)
•     If opening a new account, complete an account application if you are requesting different shareholder privileges
•     Mail us your request and documentation

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which account is registered
➢ Additional form of identification

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust’s policy to strongly discourage abusive short-term trading or market timing in the Trust’s funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust’s Chief Compliance Officer and may, after consultation with or at the discretion of the Trust’s Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If within one (1) business day of a financial intermediary’s receipt of the order, the Trust believes abusive short-term trading or other policy violation is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be cancelled or rejected in whole or in part.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

OTHER INFORMATION

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy,

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Ltd. for the years ended December 31, 2004 - 2005, and by another independent public accounting firm for the years ended December 31, 2001 - 2003. The Fund’s financial statements and the auditors’ report are included in the Annual Report, which is available upon request, without charge.

	Year Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01
Selected Data for a Single Share
Beginning Net Asset Value	$7.69	$7.40	$6.16	$7.77	$9.26
Income From Investment Operations
Net investment income / (loss)	0.00(1)	0.01	-0.01	-0.01	--
Net gain (loss) on securities (realized and unrealized)	0.21	0.29	1.25	-1.60	-1.47
Total From Investment Operations	0.21	0.30	1.24	-1.61	-1.47
Less Distributions
From net investment income	0.00(2)	-0.01	-0.00(3)	--	--
From capital gain	--	--	--	--	-0.02
Total Distributions	0.00	-0.01	--	--	-0.02
Ending Net Asset Value	$7.90	$7.69	$7.40	$6.16	$7.77
Other Information
Ratios to Average Net Assets
Expenses	1.26%	1.25%	1.25%	1.20%	1.11%
Expenses (gross)	1.54%	1.69%	2.44%	2.64%	1.47%
Net investment income/(loss)	-0.04%	0.19%	-0.11%	-0.18%	-0.06%
Total Return (4)	2.77%	4.11%	20.20%	-20.72%	-15.82%
Portfolio Turnover Rate	92%	94%	88%	58%	52%
Net Assets at End of Period (in thousands)	$19,278	$15,841	$13,140	$7,775	$9,289

(1)	Net investment loss per share was $(0.0031)).
(2)	Distributions per share were $(0.0032).
(3)	Distributions per share were $(0.0038).
(4)
Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

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Monteagle Funds – Monteagle Quality Growth Fund Prospectus

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

•	The Fund's investment adviser; and

•	Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Each Fund will provide annual and semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performances during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information
about each Fund and it is hereby incorporated (legally part of this prospectus) by reference.

Contacting the Funds
You can get free copies of both reports and the SAI, request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

MONTEAGLE FUNDS
6550 Directors Parkway
Abilene, Texas 79606
(888) 263-5593
www.monteaglefunds.com

Securities and Exchange Commission Information
You can also review each Fund’s reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: public info@sec.gov

Free copies of the reports and SAI are available from the SEC’s Web site at: http://www.sec.gov

Investment Company Act File No. 811-08529

Monteagle Fixed Income Fund

Monteagle Value Fund

Monteagle Large Cap Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

MONTEAGLE FUNDS
6550 DIRECTORS PARKWAY
ABILENE, TEXAS 79606
www.monteaglefunds.com

C/O CITCO DISTRIBUTORS, INC.
83 GENERAL WARREN BOULEVARD, SUITE 200
MALVERN, PA 19355
(888) 263-5593

Monteagle Funds – Monteagle Quality Growth Fund Prospectus